UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 13, 2015

ACUCELA INC.
(Exact name of registrant as specified in its charter)

Washington	000-5513	02-0592619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1301 Second Avenue, Suite 4200
Seattle, Washington 98101
(Address of principal executive offices, including zip code)
(206) 805-8300
(Registrant’s telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
On May 13, 2015 (Tokyo), Acucela Inc. (the “Company”) filed with the Tokyo Securities Exchange a Japanese report referred to as “Kessan Tanshin,” which contained the Company's unaudited financial results for the three months ended March 31, 2015 (the “Tanshin”).
The Tanshin is substantially the same as the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2015 except the following supplemental information is provided:
•In the Tanshin, the Company includes a financial results forecast for the year ending December 31, 2015 as follows:
(US$ and ¥ in thousands, except for per share data)

	Revenue from collaborations (low)	Revenue from collaborations (high)	Loss from operations (low)	Loss from operations (high)	Income (loss) before income tax (low)	Income (loss) before income tax (high)	Net loss (low)	Net loss (high)	Net loss per share (low)¹	Net loss per share (high)¹
	$33,200	$35,700	$(9,575)	$(12,000)	$(9,225)	$(11,575)	$(9,350)	$(11,650)	$(0.26)	$(0.33)
Full Year 2015 Forecast	¥3,989,644	¥4,290,069	¥(1,150,627)	¥(1,442,040)	¥(1,108,568)	¥(1,390,967)	¥(1,123,589)	¥(1,399,980)	¥(31)	¥(39)

1 - Using 35,834,467 weighted average shares for expected basic and diluted shares outstanding for purposes of the forecast.
•In the Tanshin, financial information denominated in Japanese yen are disclosed as supplementary information. The numbers were translated at JPY120.17 = $1 USD, which were the TTM rates quoted by The Bank of Tokyo-Mitsubishi UFJ, Ltd. on March 31, 2015 for the sake of convenience.
The information furnished in this Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
The statements contained in the Tanshin and this Form 8-K regarding projected financial results for the year ending December 31, 2015 are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company has based these forward-looking statements largely on its expectations and projections about future events and financial trends affecting the financial condition and/or operating results of its business. These statements involve risks and uncertainties that could cause the Company’s actual results to differ materially, including, but not limited to the risk that our product candidates will not demonstrate the expected benefits and will not achieve regulatory approval or be successfully commercialized, the success of our product candidates depends heavily on the willingness of our collaboration partner to continue to co-develop our product candidates, the risk of delays in our expected clinical trials, the risk that new developments in the intensely competitive ophthalmic pharmaceutical market require changes in our clinical trial plans or limit the potential benefits of our product candidates, our dependence on and our ability to retain and motivate our key management and scientific staff, including Ryo Kubota, M.D., Ph.D., and other risks and uncertainties inherent in the process of discovering and developing therapeutics that demonstrate safety and efficacy. For a detailed discussion of these and other risk factors, please refer to the Company’s filings with the Securities and Exchange Commission, which are available on the Company’s investor relations Web site (http://ir.acucela.com/) and on the SEC’s Web site (http://www.sec.gov).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACUCELA INC.

	By:	/s/ John Gebhart
John Gebhart
Date: May 12, 2015		Chief Financial Officer